EXHIBIT 32
CERTIFICATION OF OFFICERS
OF AURASOUND, INC.
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of Aurasound, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)   The quarterly report on Form 10-Q for the period ended March 31, 2010 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)   Information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2010

/s/Arthur Liu
Arthur Liu
Chief Executive Officer and President

Dated: May 5, 2010

/s/Arthur Liu
Arthur Liu
Chief Financial Officer